--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  September 24, 2001


                              800America.com, Inc.
               (Exact name of issuer as specified in its charter)



              Nevada                    000-28547            87-0567884
(State or other jurisdiction of        (Commission         (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)


                              420 Lexington Avenue
                               New York, NY 10170
              (Address of principal executive offices and zip code)


                                 (800) 999-5048
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 24, 2001, 800America.com, Inc. ("the Company") completed the acquisition of substantially all of the assets, including the name and assumed certain liabilities of cs-live.com, Inc. The assets consisted primarily of intellectual property. Headquartered in Ontario Canada, cs-live provided enhanced real time communications using the Internet as the delivery medium. The purchase price was $50,000 and 450,000 shares of the Company's Common Stock. The Company used its own funds. The consideration paid by the Company was determined by the parties through a privately negotiated arm's length transaction.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

(b)      Pro Forma Financial Information.

(c)      Exhibits.

         Exhibit Number    Description
         --------------    -----------------------------------------------------
               2           Form of Asset Purchase Agreement between cs-live,
                           Inc. and 800America.com, Inc., dated as of August 30,
                           2001.

ITEM 7a

KPMG LLP
CHARTERED ACCOUNTANTS
Suite 1000                                              Telephone (613) 560-0011
45 O'Connor St.                                         Telefax (613) 560-2896
Ottawa, ON KIP 1A4                                      www.kpmg.ca
Canada





AUDITORS' REPORT

To the Directors

We have audited the balance sheet of cs-live.com inc. as at December 31, 2000 and the statements of operations and deficit and cash flows for the period from incorporation on January 13, 2000 to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2000 and the results of its operations and its cash flows for the period then ended in accordance with Canadian generally accepted accounting principles.

"KPMG LLP"
Chartered Accountants


Ottawa, Canada

January 25, 2001 (except for note 12,
which is as of February 23, 2001)
cs-live.com inc.
Balance Sheet

December 31, 2000

--------------------------------------------------------------------------------
Assets

Current assets:
         Cash and cash equivalents                             $  120,769
         Accounts receivable                                       41,524
         Investment tax credits receivable                        175,000
         Prepaid expenses                                          16,151
         ----------------------------------------------------------------
                                                                  353,444

Capital assets (note 3)                                           208,469

-------------------------------------------------------------------------
                                                               $  561,913
-------------------------------------------------------------------------

Liabilities and Shareholders' Equity

Current liabilities:
         Accounts payable and accred liabilities               $  296,605
         Deferred revenue                                           3,700
         Note payable (note 4)                                     94,000
         Shareholders' loans (note 5 and 12(b))                   127,500
         ----------------------------------------------------------------
                                                                  521,805

Shareholders' equity
         Share capital (note 6)                                 1,602,726
         Contributed surplus (note 6)                             149,567
         Deficit                                               (1,712,185)
         ----------------------------------------------------------------
                                                                   40,108

Going concern (note 1)
Commitments (note 8)
Subsequent events (note 12)

-------------------------------------------------------------------------
                                                               $  561,913
-------------------------------------------------------------------------

See accompanying notes to financial statements.

cs-live.com inc.
Statement of Operations and Deficit

For the period from incorporation on January 13, 2000 to December 31, 2000
--------------------------------------------------------------------------------

Revenue                                                            $    21,698

Cost of revenue                                                         49,295
--------------------------------------------------------------------------------
                                                                       (27,597)

Expenses:
         General and administrative (note 6(b))                        704,762
         Sales and marketing                                           605,456
         Research and development                                      342,619
         Amortization                                                   34,646
         Interest and bank charges                                       8,366
         ---------------------------------------------------------------------
                                                                     1,695,849
         ---------------------------------------------------------------------
                                                                    (1,723,446)
Investment income                                                       11,261
--------------------------------------------------------------------------------
Net loss, being deficit, end of period                             $(1,712,185)
--------------------------------------------------------------------------------
Loss per share (note 9)                                            $     (0.35)
--------------------------------------------------------------------------------
Weighted average number of common shares                             4,883,181
--------------------------------------------------------------------------------


See accompanying notes to financial statements cs-live.com, inc.
Statement of Cash Flows

For the period from incorporation on January 13, 2000 to December 31, 2000
--------------------------------------------------------------------------------

Cash Flows from operating activities:

Operations:
         Net loss                                                $(1,712,185)
         Items not involving cash:
                  Amortization                                        34,646
                  Compensation expense (note 6(b))                   149,567
         Change in non-cash operating working capital                 67,631
         --------------------------------------------------------------------
                                                                  (1,460,341)

Financing:
         Issue of common shares                                    1,602,725
         Note payable                                                 94,000
         Shareholders' loans                                         127,500
         --------------------------------------------------------------------
                                                                   1,824,225

Investment:
         Purchase of capital assets                                 (243,115)
         --------------------------------------------------------------------
Increase in cash and cash equivalents                             $  120,769

Cash and cash equivalents, beginning of period                             -

Cash and cash equivalents, end of period                          $  120,769
-----------------------------------------------------------------------------

Supplemental cash flow information:
         Interest paid                                            $    3,514
-----------------------------------------------------------------------------

The Company considers cash and cash equivalents to be highly liquid investments with original maturities of three months or less.

See accompanying notes to financial statements.

cs-live.com inc.
Notes to Financial Statements

For the period from incorporation on January 13, 200 to December 31 2000

--------------------------------------------------------------------------------


cs-live.com Inc. (the "Company") was incorporated under the Canada Business Corporations Act on January 13, 2000. The Company develops and markets software that enables businesses to implement a real time customer service function over the Internet.

1.       Significant accounting policies:

    (a) Going concern: These financial statements have been prepared on the basis of accounting principles applicable to a going concern which assumes that the Company will realize the carrying value of its assets and satisfy its obligations as they become due in the normal course of operations.

         Th ability of the company to continue s a gong concern and to realize the carrying value of its assets is dependent on the success of future operations, and the continuing support of its shareholders and lenders. It cannot be determined at this tine whether these objectives will be realized.

         These financial statements do not reflect adjustments in the carrying values of its accounts receivable, investment tax credits receivable, prepaid expenses or capital assets that would be necessary if the going concern assumption were not appropriate should the Company not be able to continue its normal course of business.

    (b)  Use of estimates:

         The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates

    (c)  Capital assets:

         Capital assets are recorded at cost less accumulated amortization. Amortization is provided on the declining balance basis using the following annual rates:

         ------------------------------------------------------------------
                  Asset Type                                           Rate
         ------------------------------------------------------------------

                  Office furniture and equipment                       20%
                  Computer equipment                                   30%
                  Software                                             30%
         ------------------------------------------------------------------

         Leasehold improvements are amortized on a straight-line basis over the related lease term.

cs-live.com inc.
Notes to Financial Statements, page 2

For the period from incorporation on January 13, 2000 to December 31, 2000
--------------------------------------------------------------------------------

1. Significant accounting policies (continued):

    (d)  Revenue recognition:

         The Company generates revenues from licensing its software. License revenues are recognized over the term of the license.

         Consulting and software customization revenues are recognized as the services are rendered. Billings in advance of services rendered are recorded as deferred revenue and are recognized at the time services are rendered.

    (e)  Research and development expense:

         Research costs are expensed as incurred. Development costs are expensed in the year incurred unless management believes a development project meets the generally accepted accounting criteria for deferral and amortization. In the opinion of management, no development costs incurred to date meet all the criteria for deferral and amortization. Therefore, all development costs have been expensed as incurred.

    (f)  Income taxes:

         Future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Future tax assets and liabilities are measured using enacted or substantively enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date.

    (g)  Foreign currency:

         Foreign currency transactions are translated into Canadian dollars of exchange rates in effect on the date of the transactions. Monetary assets and liabilities are translated into Canadian dollars at the exchange rate in effect as at the balance sheet date. Foreign currency gains and losses are included in income.

    (h)  Stock option plan:

         The Company applies the intrinsic value-based method of accounting for its stock compensation granted to employees. Under this method, compensation expense is recorded on the measurement date (which is generally the date of grant) only if the current market price of the underlying stock exceeded the exercise price. The Company applies the fair value-based method of accounting for stock compensation granted to non-employees. Under this method, compensation expense is measured at the grant date based on the fair value of the award determined using an option pricing method.

cs-live.com inc.
Notes to Financial Statements, page 3

For the period from incorporation on January 13, 2000 to December 31, 2000
--------------------------------------------------------------------------------


2. Amalgamation of ADR Explorations Ltd. (ADR):

     Effective august 30, 2000, the Company amalgamated with ADR and continued under the name "new cs-live.com inc.". This transaction was treated as a reverse takeover of ADR by "old cs-live.com inc.", and accounted for under the purchase method, as provided by Canadian generally accepted accounting principles.

     Under reverse takeover accounting, the financial statements of their amalgamated entity are considered a continuation of the financial statements of "old cs-live in.". For the purposes of this share exchange, "old cs-live.com inc." is deemed to have acquired ADR for an ascribed purchase price of $1, which represents the assets and liabilities, acquired. As such, the net assets of "old cs-livec.com inc." have remained at their carrying values. In addition, as "old cs-live.com inc." commenced operations January 13, 2000, no comparative figures have bee presented,

3. Capital assets:

--------------------------------------------------------------------------------
                                                     Accumulated       Net book
                                       Cost          amortization        value
--------------------------------------------------------------------------------
Office furniture and equipment        $55,382          $5,300           $50,082
Computer equipment                    112,623          17,700            90,923
Software                               35,569           5,146            30,423
Leasehold improvements                 39,541           6,500            33,041
--------------------------------------------------------------------------------
                                     $243,115         $34,646          $208,469
--------------------------------------------------------------------------------

4. Note payable:

     The note payable is due in 36 equal monthly installments, beginning November 2000, carries an interest rat of prime plus 3%, is due on demand and is secured by certain equipment.

5. Shareholders' loans"

     The shareholders' loans are repayable on demand and are interest-free.

6. Share capital:

    (a)  Authorized:

         The authorized share capital consists of an unlimited number of voting common shares and an unlimited number of non-voting Class A shares.

cs-live.com inc.
Notes to Financial Statements, page 4

For the period from incorporation on January 13, 2000 to December 31, 2000
--------------------------------------------------------------------------------

6. Share capital (continued):

    (b)  Issued:

         The Company's issued and outstanding shares are as follows:

--------------------------------------------------------------------------------
                                                   Number of
                                                 Common Shares         Amount
--------------------------------------------------------------------------------

         Issued for cash                         6,019,718          $1,703,107
         Issued to effect amalgamation             670,244                   1
         Share issuance costs                            -            (100,382)
--------------------------------------------------------------------------------
                                                 6,689,962          $1,602,726
--------------------------------------------------------------------------------

         Included in general and administrative expenses and contributed surplus is $149,567, which represents the fair value of common shares issued to non-employees in exchange for services.

    (c)  Purchases warrants:

         On April 28, 2000, 571,158 common share purchase warrants were issued as part of a share offering. Each warrant is exercisable until April 28, 2001 to acquire one common share at a price between $0.80 and $1.20 per share.

         On August 30, 2000, 670, 244 common share purchase warrants were issued as part of the amalgamation of ADR Explorations Ltd. Each warrant is exercisable to acquire one common share at $1.00 per share anytime within 12 months of the date of commencement of the quotation or trading of the common shares on the Canadian Venture Exchange.

         At December 31, 2000, 1,241,402 purchase warrants were outstanding.

    (d)  Stock options:

         Under the terms of the Stock Option Pan, the Company is authorized to issue up to 15% of the common shares outstanding on a non-diluted basis to its employees, officers, directors and other service providers. The exercise price of each option equals the market price of the Company's stock on the date prior to the date of the grant. The maximum term of an option is five years. Options are granted at the discretion of the Board and vest annually in three equal tranches starting on the first anniversary of the grant.

cs-live.com inc.
Notes to Financial Statements, page 5

For the period from incorporation on January 13, 2000 to December 31, 2000
--------------------------------------------------------------------------------

         A summary of the status of the Company's Stock Option Plan as of December 31, 2000, and changes from the date of incorporation are presented below:

         ---------------------------------------------------------------------------------

                                                         Number of             Weighted
                                                         Shares            exercise price
         ---------------------------------------------------------------------------------

         Granted                                         1,164,435             $0.58

         Exercised                                       (176,600)              0.25

         Forfeited                                        (15,000)              1.60
         ---------------------------------------------------------------------------------
         Options outstanding, end of period               972,835              $0.63
         ---------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------
         Options exercisable, end of period               518,868              $0.45
         ---------------------------------------------------------------------------------

         The following table summarizes information about stock options outstanding at December 31, 2000:

         --------------------------------------------------------------------------------------------------
                           Options                                     Options
                           outstanding                                 exercisable
         --------------------------------------------------------------------------------------------------
                                            Weighted               Weighted                       Weighted
         Range             Number           average                average       Number           average
         Of exercise       outstanding      remaining              exercise      exercisable      exercise
         Prices            at 12/31/00      contractual life       price         at 12/31/00       price
         --------------------------------------------------------------------------------------------------

         $0.25 to $0.50    356,050          4.3 years              $0.27           356,050         $0.27
         $0.75 to $0.83    583,875          4.2 years               0.80           154,908          0.82
         41.50 to $1.60     32,910          4.7 years               1.58             7,910          1.51
         --------------------------------------------------------------------------------------------------

                           972,835          4.3 years              $0.63           518,868         $0.45
         --------------------------------------------------------------------------------------------------




     cs-live.com inc.
     Notes to financial Statements, page 6

     For the period from incorporation January 13, 2000 to December 31, 2000
--------------------------------------------------------------------------------

7. Income taxes:

     Deferred income taxes reflect the impact of temporary differences between amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws. The tax effects of temporary differences that gave rise to significant portions of the future tax asset and future tax liability are as follows:

------------------------------------------------------------------------------
                                                                        2000
------------------------------------------------------------------------------
     Expected tax rate                                                  44.0%
     Expected tax expense applied to net loss                      $(753,000)
     Increase (decrease) in taxes resulting from:
         Non-deductible compensation expense (note 6)                 47,000
         Valuation allowance                                         711,000
         Share issue costs                                            (9,000)
         Other miscellaneous items                                     4,000
------------------------------------------------------------------------------
     Income tax expense                                            $       -
------------------------------------------------------------------------------

8. Commitments:

     The Company is committed to payments under operating leases for office space and equipment. Annual payments are approximately: 2001 - $78,000; 2002 - $57,700; 2003 - $52,000; and 2004 - $3,000.

9. Loss per share:

     For the purposes of the loss per share computation, the weighted average number of common shares has been used. Had the stock options and purchase warrants been exercised, the effect on the loss per share would be anti-dilutive.


10.  Segmented information:

     Management has determined that, as of December 31, 2000, the Company operates in one industry segment, which involves the development and marketing of software that enables organizations to implement a real-time customer service function over the internet, and one geographic segment, being Canada.

11. Financial instruments:

     Concentrations of credit risk:

     The company is exposed to credit-related losses in the event of non-performance by counterparts. Credit exposure is minimized by dealing with only creditworthy counterparties.

     Fair values:

     The carrying values of cash and cash equivalents, accounts receivable, investment tax credits receivable, accounts payable and accrued liabilities, note payable and shareholder loan approximate fair values due to the short-term maturities of these instruments.

cs-live inc.
Notes to Financial Statements page, 7

For the period from incorporation on January 13, 2000 to December 31, 2000
--------------------------------------------------------------------------------


12. Subsequent events:

    (a) On February 23, 2001, the Company completed a private placement of convertible debentures (the "Debentures") having a principle value of $350,000. The Debentures have a two-year term and bear interest at a rate of 20% per annum, payable annually, in arrears. At the option of the holder, the Debentures can be converted, in whole or in part, into common shares of the company at a conversion price equal to the greater of $1 and the twenty-day weighted average closing price of the Company's common shares on the Canadian Venture Exchange.

         Purchasers of the Debentures also receive one Class A purchase warrant and one Class B purchase warrant for each $2 of Debentures purchased. Each Class A purchase warrant entitles the holder to acquire one common share of the Company for a period of 24 months at an exercise price of $1 or if the Company completes an offering of securities raising at least $500,000 during the 12-month period following the closing of the Debenture offering, the exercise price shall be the per share offering price of the subsequent offering. Each Class B purchase warrant entitles the holder to acquire one common share of the Company for a period of 24 months at an exercise an equivalent number of Class A purchase warrants.

    (b) Subsequent to year end, the shareholders' loans of $127,500 were converted into the Debentures described above having a principle value of $127,500. The shareholders' were no issued and Class A or Class B purchase warrants.

ITEM 7b


                              800America.com, Inc.
                         ProForma Financial Information
                      Unaudited ProForma Combined Condensed
                              Financial Information



         On September 24, 2001 800america.com, Inc. (800America) acquired all the outstanding common and preferred stock of cslive.com, Inc. (cslive). In exchange for 450,000 shares of common stock of 800America and fifty thousand dollars ($50,000) the acquisition was accounted for as a purchase.

          The unaudited proforma combined condensed balance sheet has been prepared to reflect the transactionan as of June 30, 2001. The following unaudited proforma combined condensed statements of income combine the results of operations of cslive and 800America for the year ended December 31, 2000 and for the six months ended June 30, 2001 as if the acquisitions of cslive, which closed on September 24, 2001 had occurred on January 1, 2000 and January 1, 2001 respectively. The proforma information was prepared based on historic financial statements and the related notes of cslive and 800 America.

         The unaudited proforma combined condensed financial statements and the notes thereto should be read in conjunction with the historic financial statements and related notes of cslive and 800America appearing elsewhere in this report. The proforma information is not necessarily indicative of the result that would have been obtained had such events actually occurred on the dates specified nor is it necessarily indicative of the future results of the combined company. Actual statements of income of the combined companies will be consolidated commencing on the date of acquisition.

         The common stock component of the purchase price was computed from the average trading price of the stock over three (3) days either side of the trade date September 24, 2001, resulting in an average price of two (2) dollars per share. The purchase price was reduced by fifty thousand ($50,000), due to the restricted conditions of the stock and its volatility. The resulting purchase price then is as follows:

                  Common Stock                        900,000
                  Less Valuation Allowance            (50,000)
                                                     ---------
                                                      850,000

                  Cash                                 50,000
                                                     --------
                                                      900,000

                  Allocations of the purchase price is as follows:

                  Web Development                     450,000
                  Goodwill                            450,000
                                                      -------
                                                      900,000

         Cs-live web development and technology provides real-time communications using the Internet as the delivery medium. Cs-live technology enables companies with a web presence to maximize the effectiveness of the Internet with applications that provide enhanced real-time communications over the web, including live chat and rich media. Cs-live provides solutions for eLearning, eMarketing, eSupport and eSurveys, brings cs-live's customers web sites to the next level with live and interactive customer management solutions.

         The goodwill will not be amortized as the Company adopts Financial Accounting Standards Board Opinion Number 142 on January 1, 2002 which will require a (at a minimum) an annual review for impairment and recognition of such losses as they occur in the future.

                             800America . com, Inc.
                 Pro Forma Combined Consolidate Income Statement
                        For Year Ended December 31, 2000






                                                        Historical          Historical          ProForma          ProForma
                                                            800             cslive .com        Adjustment         Combined
                                                          America              Inc.


Revenues                                                 $15,980,529           $21,698                          $16,002,227
                                                   -------------------------------------------------------------------------

Cost of Revenues
     Cost of Goods Sold
     Internet Hosting
     Web Site Operations                                     233,938            49,295                              283,233
     Other
     Rebates                                               8,913,351                                              8,913,351
                                                   -------------------------------------------------------------------------
Total Cost of Revenues                                     9,147,289            49,295                            9,196,584
                                                   -------------------------------------------------------------------------

Selling, General and Administrative
     Sales and Marketing                                   1,878,318           605,456                            2,483,774
     Depreciation - Amortization                             486,480            34,646            180,000           701,126
     Research and Development                                                  342,619                              342,619
     General and Administrative                            1,354,542           704,762                            2,059,304
                                                   -------------------------------------------------------------------------
Total Selling, General and Administrative                  3,719,340         1,687,483            180,000         5,586,823
                                                   -------------------------------------------------------------------------

Operating Income                                           3,113,900        -1,715,080           -180,000         1,218,820

Other Income (Expense)                                        26,243             2,895                               29,138

Income Tax (Expense) Benefit                              -1,067,649                              653,249          -414,400
                                                   -------------------------------------------------------------------------

Net Income                                                $2,072,494       ($1,712,185)          $473,249          $833,558
                                                   -------------------------------------------------------------------------








 See Accompanying Notes to Unaudited Combined Consolidated Financial Statements

                             800America . com, Inc.
                 Pro Forma Combined Consolidate Income Statement
                       For Six Months Ended June 30, 2001






                                                             Historical       Historical          ProForma          ProForma
                                                                800           cslive .com        Adjustment         Combined
                                                              America            Inc.
Revenues                                                      9,302,749           139,218                           9,441,967
                                                          --------------------------------------------------------------------

Cost of Revenues
     Cost of Goods Sold
     Internet Hosting
     Web Site Operations                                       $191,188           $35,475                            $226,663
     Other
     Rebates
                                                          --------------------------------------------------------------------
Total Cost of Revenues                                          191,188            35,475                             226,663
                                                          --------------------------------------------------------------------

Selling, General and Administrative
     Sales and Marketing                                      1,147,119           184,712                           1,331,831
     Depreciation - Amortization                                426,968            36,600             90,000          553,568
     Research and Development                                                     236,161                             236,161
     General and Administrative                               1,516,141            29,339                           1,808,480
                                                          --------------------------------------------------------------------
Total Selling, General and Administrative                     3,090,228           749,812             90,000        3,930,000
                                                          --------------------------------------------------------------------

Operating Income                                              6,021,333          -646,069            -90,000        5,285,264

Other Income (Expense)                                           43,506           -40,069                               3,437

Income Tax (Expense) Benefit                                 -2,094,900                            1,089,292       -1,005,608

Net Gain (Loss) From Continuing Operations                    3,969,939          -686,138            999,292        4,283,093

Gain on Disposal of Discontinued Operations Net of Tax          330,000                                               330,000
                                                          --------------------------------------------------------------------

Net Income                                                   $4,299,939         ($686,138)          $999,292       $4,613,093
                                                          --------------------------------------------------------------------









 See Accompanying Notes to Unaudited Combined Consolidated Financial Statements

                           800America . com, Inc.
                  Pro Forma combined Consolidated Balance Sheet
                                  June 30, 2001




                                                                 Historical       cs-live .        ProForma           Combined
                                                                    800           com, Inc        Adjustments         Proforma
                                                                  America                                            800America

                            Assets
Current Assets
     Cash and Cash Equivalents                                    $5,370,914         $71,125          ($71,125)        $5,370,914
     Accounts Receivable (Net)                                       868,310          76,020           -76,020            868,310
     Inventory                                                                        14,405           -14,405
     Prepaid Assets
     Income Tax Benefit                                               52,360         175,000          -175,000             52,360
                                                               -------------------------------------------------------------------
Total Current Assets                                               6,291,584         336,550          -336,550          6,291,584
                                                               -------------------------------------------------------------------

Property and Equipment
     Equipment (Net)                                                 447,460          77,024           -77,024            447,460
     Furniture Fixture (Net)                                                          44,082           -44,082
     Software (Net)                                                  314,857          28,965            28,965            314,857
     Web Development (Net)                                                                             450,000            450,000
     Leasehold Improvements (Net)                                                     26,437           -26,437
                                                               -------------------------------------------------------------------
Total Property & Equipment                                           762,317         176,508           273,492          1,212,317
                                                               -------------------------------------------------------------------

Other Assets
     Goodwill (Net)                                                  186,666                           450,000            636,666
     Investments in Affiliates                                     2,568,075                                            2,568,075
                                                               -------------------------------------------------------------------
Total Other Assets                                                 2,754,741                           450,000          3,204,741
                                                               -------------------------------------------------------------------

Total Assets                                                       9,808,642         513,058           386,942         10,708,642
                                                               ===================================================================

               Liabilities and Stockholders' Equity
Current Liabilities
     Accounts Payable                                                207,989         283,793          -283,793            207,989
     Income Tax Payable                                            1,288,906
     Notes Payable                                                                   104,306          -104,306          1,288,906
     Debenture Payable                                                               721,000          -721,000
                                                               -------------------------------------------------------------------
Total Current Liabilities                                          1,496,895       1,109,099        -1,109,099          1,496,895
                                                               -------------------------------------------------------------------

Stockholders' Equity
     Common Stock                                                     15,429       1,652,715        -1,652,715             15,879
                                                                                                           450
     Preferred Stock
     Additional Paid in Capital                                    1,943,134         149,567          -149,567          2,842,684
                                                                                                       899,550
     Retained Earnings (Deficit)                                   6,353,184      -2,398,323         2,398,323          6,353,184
                                                               -------------------------------------------------------------------
Total Stockholders' Equity                                         8,311,747        -596,041         1,496,041          9,211,747
                                                               -------------------------------------------------------------------

Total Liabilities and Stockholders' Equity                        $9,808,642        $513,058          $386,942        $10,708,642
                                                               ===================================================================


 See Accompanying Notes To Unaudited Combined Consolidated Financial Statements

                             800America.com, Inc.
                          Notes to Unaudited Pro Forma
                    Combined Condensed Financial Information

Note 1 - Significant Accounting Policies and Basis of Presentation

         The accompanying historical financial statements of 800America.com, Inc. (800America) and cslive.com, Inc. (cslive) have been derived from financial statements prepared in accordance with U. S. generally accepted accounting principles.

         800America and cslive's historic financial statements for the year ended December 31, 2000, used in the pro forma financial statements, were for each company based on their audited financial statements of and for the period ended December 31, 2000.

         800America and cslive's financial statements as of and for the six months ended June 30, 2001, used in the pro forma financial statements are derived from each company's unaudited financial statements for that period.

Note 2 -  Pro Forma Adjustments Balance Sheet

         a. Balance sheet adjustments - to record the consideration paid for the net assets acquired at their fair market value.

                           Web Development               $450,000
                           Goodwill                       450.000
                                                         --------
                           Stock issued                  $900,000
                                                         --------

         b. The above consideration was in the form of 450,000 shares of 800America common stock and cash $50,000 issued for all the outstanding common stock of cslive.

         c. The fair market value of the stock determined above was the average price traded for the month of the merger (September 2001) reduced by fifty thousand dollars ($50,00) for its restricted status and volatility. The Web Site composition is contained in the opening information. No other assets of cslive were considered of any value and no liabilities of cslive were assumed by 800America.

Note 3 - Pro Forma Adjustment Income Statement

         a. Intangibles resulting from the purchase will be amortized as follows until January 2, 2002 when Financial Accounting Standards Board Opinion No. 142 will be adopted dispensing with the amortization for Goodwill and requiring, at a minimum, annual test for impairment and recognition of impairment losses in the future.

                           Web Site Development      5 years


         b. To record income tax effects of the merger and pro forma adjustments. The net operating loss created during the year of merger would be used during the year of the merger and the subsequent year. The tax benefit will be created during the year of the merger.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               800AMERICA.COM, INC.


Date:  May 9, 2002                             By: /s/ David E. Rabi
                                                  ------------------------
                                                  David E. Rabi
                                                  Chief Executive Officer

                                INDEX TO EXHIBITS
                                -----------------


 Exhibit Number            Description
---------------            ------------
      2                    Form of Asset Purchase Agreement between cs-live,
                           Inc. and 800America.com, Inc., dated as of August 30,
                           2001.